UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2018

Civeo Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-36246	98-1253716
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

Three Allen Center,

333 Clay Street, Suite 4980, Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2018, Civeo Corporation (“Civeo”) entered into an amending agreement (the “Amending Agreement”) by and among Civeo, Noralta Lodge Ltd. (“Noralta”), Torgerson Family Trust (“Torgerson Trust”), 2073357 Alberta Ltd., 2073358 Alberta Ltd., 1818939 Alberta Ltd., 2040618 Alberta Ltd., 2040624 Alberta Ltd., 989677 Alberta Ltd. and Lance Torgerson (collectively, the “Parties”).

The Amending Agreement amends the share purchase agreement, dated November 26, 2017 (the “Share Purchase Agreement”), by and among the Parties to, among other things, place an additional C$30 million of the total consideration into an escrow account, comprised of C$14.960 million of cash, 2,340,824 Civeo common shares and 692 Civeo convertible preferred shares (collectively, the “Contingent Consideration”) to be released to Civeo and/or the current shareholders of Noralta based on the actual increased employee compensation costs that may be incurred by Noralta as a result of the recent union certification of certain classes of Noralta employees by UNITE HERE Local 47, as described below.

On March 14, 2018 the Alberta Labour Relations Board (the “ALRB”) approved an application for certification as bargaining agent brought by UNITE HERE Local 47 affecting certain classes of employees of Noralta.  As a result of this approval, UNITE HERE Local 47 has been certified as bargaining agent for such Noralta employees and it is expected that a collective bargaining agreement will be entered into between Noralta and UNITE HERE Local 47 for the referenced employees of Noralta. When a collective bargaining agreement is reached, Civeo anticipates that Noralta will be subject to increased employee compensation costs and would experience a decrease in EBITDA from what was previously expected.  The actual expected increased employee compensation costs will not be known until a collective bargaining agreement has been reached between Noralta and UNITE HERE Local 47.  Accordingly, the Parties have agreed that the Contingent Consideration will be deposited into escrow upon the closing of the transaction contemplated by the Share Purchase Agreement to potentially adjust the purchase price to compensate Civeo for the expected increase in employee compensation costs resulting from collective bargaining agreement with UNITE HERE Local 47.

The foregoing description of the Amending Agreement does not purport to be complete and is qualified in its entirety by reference to a copy of the Amending Agreement, which is attached as Exhibit 10.1 hereto.

Closing of the acquisition of Noralta by Civeo under the Share Purchase Agreement as amended by the Amending Agreement is still subject to Civeo’s shareholders approving the issuance of Civeo shares in connection with the acquisition and other customary closing conditions, including listing of the shares to be issued in the acquisition on the New York Stock Exchange. Civeo has called a special meeting of its shareholders on March 28, 2018 at which shareholders will be asked to approve the share issuance.

To the extent that information in this Current Report on Form 8-K (the “Form 8-K”) differs from or updates information contained in the proxy statement filed by Civeo on Schedule 14A, file No. 001-36246, on February 2, 2018 (the “Proxy Statement”), the information in this Form 8-K shall supersede or supplement the information in the Proxy Statement.

This Form 8-K and the Amending Agreement do not affect the validity of any proxy card or voting instructions that Civeo shareholders may have previously received or delivered. If a shareholder has already submitted a proxy or voting instructions, he or she will be considered to have voted as specified in that proxy or voting instructions and does not need to take any action, unless he or she wishes to revoke his or her proxy or change his or her voting instructions.

If a shareholder still has the proxy card that was sent along with the Proxy Statement, such shareholder may cause his or her shares to be voted at the Civeo special meeting by signing that proxy card and returning it by mail or by following the instructions on that proxy card for voting by telephone or Internet.

Item 7.01.    Regulation FD Disclosure.

On March 15, 2018, Civeo issued a press release announcing its entry into the Amending Agreement. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. The information furnished in Item 7.01 is not deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this Form 8-K regarding the impact of the recent union certification of certain classes of Noralta employees by UNITE HERE Local 47 and other statements that are not historical facts are forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act). Forward-looking statements include words or phrases such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import. The forward-looking statements included herein are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements.

Risks and uncertainties with respect to any forward-looking statement included herein also include, among other things, the risk that the terms of any collective bargaining agreement will be less favorable to Noralta than expected, which may result in the Contingent Consideration not being sufficient to compensate Civeo for an increase in employee compensation costs resulting from the collective bargaining agreement, and other factors discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Civeo’s annual report on Form 10-K for the year ended December 31, 2017, the Proxy Statement and other reports Civeo may file from time to time with the U.S. Securities and Exchange Commission. Each forward-looking statement contained in this report speaks only as of the date of this release. Except as required by law, Civeo expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)      List of Exhibits

Exhibit No.	Description
10.1

Amending Agreement, dated March 15, 2018, among Civeo Corporation, the Torgerson Family Trust, 989677 Alberta Ltd., 1818939 Alberta Ltd., 2040618 Alberta Ltd., 2040624 Alberta Ltd., 2073357 Alberta Ltd., 2073358 Alberta Ltd., Lance Torgerson and Noralta Lodge Ltd.

99.1	Press Release dated March 15, 2018, issued by Civeo Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVEO CORPORATION

By:	/s/ Frank C. Steininger
Name:	Frank C. Steininger
Title:	Executive Vice President, Chief Financial Officer and Treasurer

DATED: March 16, 2018